==========================================




                                  PROGRESSIVE
                                    CAPITAL
                                  ACCUMULATION
                                     TRUST





                   ==========================================

                                  ANNUAL REPORT

                   ==========================================




                                DECEMBER 31, 2002


                   ==========================================

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST



        Comparison of the Change in Value of a $10,000 Investment in the
           Progressive Capital Accumulation Trust and the Standard &
                                Poor's 500 Index


                                [OBJECT OMITTED]



                ------------------------------------------------
                     Progressive Capital Accumulation Trust
                           Average Annual Total Return
                ================================================

                      1 Year      5 Year      10 Year

                      (19.79%)    (0.23%)      3.97%


                ------------------------------------------------

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


To Our Shareholders,

        The third and forth quarters of last year were characterized by a economic environment full of mixed signs. Construction spending and inventories pushed real GDP growth for the third quarter of 2002 to 4%. Consumer spending, industrial production, durable good orders, employment and consumer confidence all declined. This prompted a revision in fourth quarter 2002 growth forecast from 2.5% to less than 1%. Whatever strength the economy did show in 2002 came from the consumer side with gains spread across the auto and housing sectors and some portions of the retailing segment. Consumer resilience was underscored in the housing sector by low interest rates and rising real estate values, in the auto sector by zero percent financing, and on the retail end by discounting, heavy promotional activity, and mortgage refinancing. Going forward, the consumer market's comparative strength will need to be maintained if any expansion is to remain intact. In addition it will be necessary to implement another round of the measures utilized in 2002 to reinvigorate a stalling economy. This will cut into corporate earnings, and as interest rates cannot be reduced much more, other incentives to sustain consumption will have to come in the form of fiscal stimulus. Labor data show no stabilization of jobless claims and the employment rate, and the slide of the stock market combined with the spectrum of war dampen excessive optimism.
        On the capital goods side of the economy, things remain mired in a several-year-long slump with only a few sectors, notably electronics and telecommunications, showing any meaningful indications of life. Such stagnation has put plant expansion plans on hold in many cases. That, in turn, is limiting the opportunity for strong earnings improvements, as these newer facilities would logically have incorporated important cost-efficiency units. Highlights have come from inventories and productivity. In a sluggish economic environment, where both rising revenues and pricing power are almost impossible, cost cutting remains the main profit driver. Most companies are announcing layoffs and are reluctant to rebuild inventories. In this fragile context, the Federal Reserve has lowered the Federal funds rate to 1.25%, following downward pressure on the Treasury notes. Some have argued that this big move signaled that the Fed was expecting a double-dip recession. It seems more probable that the intention is to give an additional boost to investments that remain sluggish, and to amplify the effects of the stimulus package that will amount to around half a percentage point of GDP.
        It is difficult to say whether the aggressive measures will really help revive the capital goods market. The risk of deflation is playing a big role here. Companies are being prudent in the face of this deflationary trend. This form of deflation comes as a result of excess production capacity and cheaper goods from Asia, especially China. Despite attempts to raise import taxes to protect various industries, the US will not easily be able to prevent global deflation. The widening gap between imports and exports is one sign of this struggle. There are measures to fight deflation that can be taken to include purchasing Treasuries, subsidizing bank lending, weakening the dollar, or even imposing stricter environmental or social rules on exporting countries. The overseas economies are not in better shape than the US. European growth expectations have been revised down many times, with deficits widening in big countries like France, and Germany where industrial production and consumption are both negative. Japan is experiencing some growth and exports have recovered strongly from 2001. The Japanese economy remains fragile, however, with the situation poised to deteriorate going into 2003.
        After a several weeks rallying in October and November 2002, the stock market has deteriorated again. Earnings seem to be recovering after a series of profit warnings in the autumn 2002 and some sectors like industrials or retail may have reached reasonable historical levels. Big caps and many technology names, however, still trade at high multiples. Other sectors like advertising and business services are telling us that capital expenditures are not yet improving.
        In this context, we remain cautious for the two next quarters on the market, waiting for a real and broad recovery in earnings, and decreasing geopolitical tensions. The Progressive Capital Accumulation Trust managed to outperform the S&P 500 on a relative basis, though by a small difference. The Trust was down 19.79% versus a 23.37% decline in the S&P 500 Index for the year ended December 31, 2002. We continue to maintain our exposure to stocks at approximately 70% with the balance in cash and cash equivalents.

Sincerely,
/s/ ALAIN JASPARD
Alain Jaspard, Portfolio Manager

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002





Assets:
Investments at quoted market value (cost $4,584,680;
 see Schedule of Investments, Notes 1, 2, & 5).................  $   4,171,781
Cash  .........................................................        194,721
Dividends and interest receivable..............................          5,497
Other assets...................................................          1,769
                                                                  -------------
     Total assets..............................................      4,373,768
                                                                  -------------

Liabilities:
Accrued expenses and other liabilities (Note 3)................         15,650
Unclaimed distributions........................................         17,062
                                                                  -------------
     Total liabilities.........................................         32,712
                                                                  -------------

Net Assets:
Capital stock (unlimited shares authorized at $1.00 par value,
 amount paid in on 294,232 shares outstanding) (Note 1)........      4,598,655
Distributable earnings (Notes 1 & 4)...........................       (257,599)
                                                                  -------------
     Net assets (equivalent to $14.75 per share, based on
      294,232 capital shares outstanding)......................  $   4,341,056
                                                                  =============



   The accompanying notes are an integral part of these financial statements.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 2002



Income:
 Dividends.....................................................     $   28,810
 Interest......................................................         22,260
                                                                   ------------
     Total income..............................................         51,070
                                                                   ------------

Expenses:
 Management fees, net (Note 3).................................         36,047
 Pricing and bookkeeping fees (Note 4).........................         18,500
 Transfer fees (Note 4)........................................         12,000
 Audit and accounting fees.....................................         12,000
 Legal fees....................................................          6,000
 Custodian fees................................................          2,500
 Printing expenses.............................................          2,100
 Trustees' fees and expenses...................................          1,000
 Other expenses................................................          3,000
                                                                   ------------
     Total expenses............................................         93,147
                                                                   ------------

Net investment loss............................................        (42,077)
                                                                   ------------

Realized and unrealized gain (loss) on investments and foreign currency:
  Realized loss on investments and foreign currency-net........       (336,103)
  Decrease in net unrealized appreciation in investments and
     foreign currency..........................................       (720,528)
                                                                   ------------
     Net loss on investments...................................     (1,056,631)
                                                                   ------------

Net decrease in net assets resulting from operations...........   $ (1,098,708)
                                                                   ============



   The accompanying notes are an integral part of these financial statements.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                       STATEMENTS OF CHANGES IN NET ASSETS


                                                     Year Ended      Year Ended
                                                    December 31,    December 31,
                                                        2002            2001
                                                   --------------   -----------
From operations:
 Net investment loss ............................ $    42,077)     $   (29,455)
 Realized (loss) gain on investments and foreign
currency, net....................................    (336,103)         (62,509)
 Decrease in net unrealized
  appreciation in investments....................    (720,528)        (876,918)
                                                   -------------   ------------
     Net decrease in net assets resulting
      from operations............................  (1,098,708)      (968,882)
                                                   -------------   ------------
Distributions to shareholders:
  From net investment income ....................           --              --
  From net realized gain on investments and foreign         --              --
currency.........................................
                                                   -------------   ------------
     Total distributions to shareholders.........           --              --
                                                   -------------   ------------

From capital share transactions:
                              Number of Shares
                              2002        2001
                            ---------- -----------
 Proceeds from sale of
  shares..................    4,326         705         77,175          15,487
 Shares issued to share-
  holders in distributions
  reinvested..............                   --                             --
                              --                       --
 Cost of shares redeemed..  (13,407)    (13,323)      (216,081)       (272,862)
                            ---------- ----------- --------------  ------------
 (Decrease) increase in net
  assets resulting from
capital
  share transactions......   (9,081)    (12,618)      (138,906)       (257,375)
                            ========== =========== --------------  ------------

Net decrease in net assets.......................   (1,237,614)     (1,226,257)
Net assets:
  Beginning of period............................    5,578,670       6,804,927
                                                   --------------  ------------
  End of period (including undistributed
   net investment income of $957,488 and
        $999,564, respectively)..................  $ 4,341,056     $ 5,578,670
                                                   ==============  ============




   The accompanying notes are an integral part of these financial statements.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)


                                          Year Ended December 31,
                              2002       2001       2000       1999       1998
                           ----------------------------------------------------

Investment income (loss).  $ 0.05     $ (0.09)   $ (2.25)    $ 4.15   $ (378.95)
Expenses, net............    0.09       (0.13)     (3.13)      5.16     (381.86)
                           ----------------------------------------------------
Net investment income
(loss)...................   (0.04)       0.04       0.88      (1.01)      2.91
Net realized and
unrealized
 gain (loss) on
investments..............   (3.60)      (3.19)     (1.94)      6.57       1.16
Distributions to
shareholders:
  From net investment
   income................     --          --       (1.45)     (0.29)       --
  From net realized gain
   on investments........     --          --       (2.31)     (0.23)    (11.61)
                           ----------------------------------------------------
Net increase (decrease)
 in net asset value......   (3.64)      (3.15)     (4.82)      5.04      (7.54)
Net asset value:
 Beginning of period.....   18.39       21.54      26.36      21.32      28.86
                           ----------------------------------------------------
 End of period...........  $14.75      $18.39      $21.54    $26.36     $21.32
                           ====================================================

Total Return.............  (19.79)%    (14.62)%    (4.13)%    26.10%     19.40%
Ratio of expenses to
 average net assets......    1.92%       1.64%      1.46%      1.66%      1.29%
Ratio of net investment
income                      (0.87)%     (0.50)%    (0.41)%    (0.32)%    (0.01)%
 to average net assets...
Portfolio turnover.......    0.13        0.05       0.02       0.28       0.49
Average commission rate      0.0563      0.0473     0.0556     0.0510     0.0654
paid.....................
Number of shares out-
 standing at end of period.. 294,232   303,313    315,931     268,628    200,747




   The accompanying notes are an integral part of these financial statements.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                                       Value
Quantity                                                              (Note 1)
COMMON STOCKS - 69.17%
           Air Transport Industry -- 2.12%
   1,700   Fedex Corporation*.................................     $   92,174
                                                                  -------------

           Bank Industry -- 3.63%
   2,200   Bank of New York Company Incorporated..............         52,712
   2,983   Citigroup Incorporated.............................        104,972
                                                                  -------------
                                                                      157,684
                                                                  -------------

           Computer & Peripherals Industry -- 0.35%
   2,500   EMC Corporation*...................................         15,350
                                                                  -------------

           Computer Networks Industry -- 0.85%
   3,700   Network Appliance*.................................         37,000
                                                                  -------------

           Computer Related Services, Not Elsewhere Classified
           -- 0.29%
   1,700   Siebel System*.....................................         12,580
                                                                  -------------

           Computer Software & Services Industry -- 3.45%
   2,500   AOL Time Warner Incorporated*......................         32,750
   1,400   Automatic Data Processing Incorporated.............         54,950
   1,800   Computer Sciences*.................................         62,010
                                                                  -------------
                                                                      149,710
                                                                  -------------

           Diversified Company Industry - 3.43%
      46   Berkshire Hathaway Class B*........................        111,458
   2,200   Tyco International Limited.........................         37,576
                                                                  -------------
                                                                      149,034
                                                                  -------------

           Drug Industry -- 8.27%
   3,000   Amgen Incorporated*................................        145,020
   7,000   Pfizer Incorporated................................        213,990
                                                                  -------------
                                                                      359,010
                                                                  -------------

* Non income producing security.

   The accompanying notes are an integral part of these financial statements.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)


                                                                       Value
Quantity                                                              (Note 1)
           Electrical Equipment Industry - 2.80%
   5,000   General Electric Company...........................        121,750
                                                                  -------------

           Food Processing Industry -- 2.70%
   3,816   Tootsie Roll Industries Incorporated...............        117,075
                                                                  -------------

           Food Services Industry -- 1.21%
   4,120   Ahold Ltd ADR......................................         52,448
                                                                  -------------

           Food Wholesalers Industry -- 5.49%
   8,000   Sysco Corporation..................................        238,320
                                                                  -------------

           Household Products Industry -- 2.18%
   1,100   Procter & Gamble Company...........................         94,534
                                                                  -------------

           Insurance (Diversified) Industry -- 4.81%
   2,700   American International Group.......................        156,195
   1,333   Choicepoint Incorporated*..........................         52,641
                                                                  -------------
                                                                      208,836
                                                                  -------------

           Insurance (Life) Industry -- 2.78%
   4,000   AFLAC Incorporated.................................        120,480
                                                                  -------------

           Investment Company (Biotech) Industry -- 2.73%
   1,400   Biotech Holders ADR................................        118,384
                                                                  -------------

           Management Services Industry -- 1.93%
   2,500   Convergys Corporation*.............................         37,875
   1,300   KLA-Tencor Corporation*............................         45,981
                                                                  -------------
                                                                       83,856
                                                                  -------------

           Medical Supplies Industry -- 7.34%
   2,600   Abbott Laboratories................................        104,000
   3,200   Stryker Corporation................................        214,784
                                                                  -------------
                                                                      318,784
                                                                  -------------

* Non income producing security.

   The accompanying notes are an integral part of these financial statements.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)


                                                                       Value
Quantity                                                              (Note 1)
           Newspaper Industry -- 2.90%
   2,750   New York Times Class A.............................        125,757
                                                                  -------------

           Office Equipment & Supplies Industry -- 2.76%
   6,550   Staples Incorporated*..............................        119,865
                                                                  -------------

           Retail Building Supply Industry -- 1.91%
   3,450   Home Depot Incorporated............................         82,869
                                                                  -------------

           Retail Store Industry -- 1.72%
   6,250   Dollar General.....................................         74,687
                                                                  -------------

           Semiconductor Industry -- 1.08%
   3,000   Intel Corporation..................................         46,710
                                                                  -------------

           Telecommunication Equipment Industry -- 1.60%
   6,000   ADC Telecom*.......................................         12,540
   1,557   Agilent Technology*................................         27,964
   2,200   Cisco Systems Incorporated*........................         28,820
                                                                  -------------
                                                                       69,324
                                                                  -------------

           Telecommunication Services Industry -- 0.84%
   1,000   Qualcomm*..........................................         36,390
                                                                  -------------


           Total common stocks (cost $3,425,763) .............      3,002,611
                                                                  -------------




* Non income producing security.

   The accompanying notes are an integral part of these financial statements.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                   (Continued)
                                                                       Value
Quantity                                                              (Note 1)
FOREIGN TIME DEPOSITS - 3.96%
  164,037  Euro, maturing 01/13/03 at 3.05%  (cost $161,905)..        172,157
                                                                  -------------

UNITED STATES TREASURY BILLS - 22.97%

1,000,000  Treasury Bill, 1.195% yield, maturing 02/20/03 (at         997,013
           cost) ............................................
                                                                  -------------

           Total investments (cost $4,584,680)................      4,171,781
                                                                  -------------

CASH & OTHER ASSETS,  LESS LIABILITIES - 3.90%...............         169,275
                                                                  -------------

           Total Net Assets...................................    $ 4,341,056
                                                                  =============








* Non income producing security.

   The accompanying notes are an integral part of these financial statements.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


1. Significant accounting policies:
   On December 14, 1998, the Board of Trustees voted to change the name of the Trust from Anchor Capital Accumulation Trust to Progressive Capital Accumulation Trust. Subsequent to their vote the name change became effective January 21, 1999.
   Progressive Capital Accumulation Trust, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
   A. Investment securities-- Security transactions are recorded on the date the investments are purchased or sold. Each day, at 4:00 pm EST or the close of the NYSE, securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Options are valued in the same manner. Foreign currencies and foreign denominated securities are translated at current market exchange rates as of 4:00 pm EST or the close of the NYSE. Temporary cash investments are stated at cost, which approximates market value.
     Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B. Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.
   D. Foreign Currency - Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars at rates reported by a major Boston bank on the following basis:

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

                                   (Continued)


      A. Market value of investment securities, other assets and liabilities at the 4:00 p.m. Eastern Time rate of exchange at the balance sheet date.
      B. Purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred).
     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
2. Tax basis of investments:
   At December 31, 2002, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $903,015. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $1,315,914. Net unrealized depreciation in investments at December 31, 2002 was $412,899.
   At December 31, 2002, the Trust had capital loss carryforwards with the following expiration dates:
       2009.............................................    $        93,529
       2010.............................................            307,159
                                                            ---------------
                                                            $       400,688
                                                            ===============
   The Trust also had post-October capital losses for the year ended December 31, 2002 in the amount of $44,451 which will be used in the upcoming fiscal year to reduce any capital gains.
3. Investment advisory service agreements:
   The investment advisory contract with Progressive Investment Management Corporation (the "investment adviser") provides that the Trust will pay the adviser a fee for investment advice based on 3/4 of 1% per annum of average daily net assets. At December 31, 2002, investment advisory fees of $2,888 were due and were included in "Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities.
4. Certain transactions:
   The Trust has entered into an agreement with Cardinal Investment Services, Inc. for transfer agent and dividend disbursing agent services. Annual fees for these services are $12,000.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

                                   (Continued)


   Certain officers and trustees of the Trust are directors and/or officers of the investment adviser and distributor. Meeschaert & Co., Inc., the Trust's distributor, received $2,010 in brokerage commissions during the year ended December 31, 2002. Fees earned by Progressive Investment Management Corporation for expenses related to daily pricing of the Trust shares and for bookkeeping services for the year ended December 31, 2002 were $18,500.
   As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

       Accumulated undistributed net investment income..     $      957,488
       Accumulated realized loss from securities
         transactions......................................        (802,188)
        Net unrealized depreciation in value of investments.       (412,899)
                                                             ---------------
                                                             $     (257,599)
                                                             ===============
5. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 2002 were:
     Cost of securities acquired:
       Government and investments backed by such securities. $    3,905,018
       Other investments................................          1,098,050
                                                             --------------
                                                             $    5,003,068
                                                             ==============
     Proceeds from sales and maturities:
       Government and investments backed by such securities. $    4,082,966
       Other investments................................          1,175,314
                                                             --------------
                                                             $    5,258,280
                                                             ==============

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST


                              OFFICERS AND TRUSTEES




ERNIE BUTLER                                          Trustee
President, I.E. Butler Securities

SPENCER H. LEMENAGER                                  Trustee
President, Equity Inc.

DAVID W.C. PUTNAM                                     Chairman
President, F.L. Putnam                                and Trustee
Securities Company, Incorporated

J. STEPHEN PUTNAM                                     Vice President and
President, Robert Thomas Securities                   Treasurer

DAVID Y. WILLIAMS                                     President, Secretary
President and Director, Meeschaert & Co., Inc.,       and Trustee
President and Director, Anchor Investment
Management Corporation
Vice President and Director, Progressive
Investment Management, Inc.

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST




Independent Auditors' Report


To the Shareholders and Trustees of Progressive Capital Accumulation Trust :


We have audited the accompanying statement of assets and liabilities of Progressive Capital Accumulation Trust, a Massachusetts business trust, including the schedule of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Progressive Capital Accumulation Trust as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                    Livingston & Haynes, P.C.

Wellesley, Massachusetts
January 10, 2003



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                                       19

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST






                      INVESTMENT ADVISER AND ADMINISTRATOR
                    Progressive Investment Management, Inc.
           579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                 TRANSFER AGENT
                       Cardinal Investment Services, Inc.
           579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                  DISTRIBUTOR
                             Meeschaert & Co., Inc.
           579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612

                                   CUSTODIAN
                         Investors Bank & Trust Company
               200 Clarendon Street, Boston, Massachusetts 02116

                         INDEPENDENT PUBLIC ACCOUNTANT
                           Livingston & Haynes, P.C.
           40 Grove Street, Suite 380, Wellesley, Massachusetts 02482

                                 LEGAL COUNSEL
                             Thorp Reed & Armstrong
               One Oxford Center, Pittsburgh, Pennsylvania 15219




This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.






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